PACE® Select Advisors Trust

January 5, 2024

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus"), Class P shares (the "Class P Prospectus") and Class P2 shares (the "Class P2 Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI"), each dated November 28, 2023, as supplemented.

Includes:

•  PACE® Large Co Growth Equity Investments

•  PACE® International Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for series (each, a "fund") of PACE Select Advisors Trust (the "Trust").

First, the purpose of this supplement is to update certain information regarding the portfolio management team of Polen Capital Management, LLC, a subadvisor to PACE® Large Co Growth Equity Investments, a series of the Trust.

Second, this supplement updates certain information regarding the investment advisory arrangements for PACE® International Equity Investments, a series of the Trust. Los Angeles Capital Management LLC ("Los Angeles Capital") has been a subadvisor to the fund since September 2013. Los Angeles Capital entered into a transaction (the "Transaction") to offer new equity interests in the firm to its employees. Upon consummation of the Transaction on January 1, 2024, the ownership of Hal Reynolds, a founder and Co-Chief Investment Officer of Los Angeles Capital and a portfolio manager for the fund, fell below 25% of the firm's voting equity.

In anticipation of the Transaction, and at the recommendation of UBS AM, the Board had approved a new sub-advisory agreement with Los Angeles Capital that became effective upon the consummation of the Transaction. Accordingly, effective as of the close of business on January 1, 2024, Los Angeles Capital continues to manage an allocated portion of the fund. The terms of the new sub-advisory agreement with Los Angeles Capital are substantially identical to those of the former sub-advisory agreement with Los Angeles Capital. No material changes are expected to occur with respect to the management of Los Angeles Capital's allocated portion of the fund.

I. PACE® Large Co Growth Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 44 of the Multi-Class Prospectus, page 47 of the Class P

ZS-1249

Prospectus and page 44 of the Class P2 Prospectus is revised by replacing the fourth bullet point of that section with the following:

• Polen—Dan Davidowitz, Portfolio Manager and Analyst, and Brandon Ladoff, Portfolio Manager and Head of Sustainable Investing, have been portfolio managers of the fund since 2021. Damon Ficklin, Head of Team, Portfolio Manager and Analyst, has served as a portfolio manager for the fund since January 2024.

The section captioned "Management" and sub-captioned "PACE Large Co Growth Equity Investments" beginning on page 157 of the Multi-Class Prospectus, page 159 of the Class P Prospectus and page 149 of the Class P2 Prospectus is revised by adding the following as the last paragraph of that section:

Damon Ficklin, Head of Team, Portfolio Manager and Analyst, is portfolio manager for Polen's Focus Growth and Global Growth strategies, and a member of the investment team at Polen. Mr. Ficklin joined Polen in 2003. Prior to joining Polen, Mr. Ficklin spent one year as an equity analyst at Morningstar. Prior to that, he spent four years as a tax consultant at PricewaterhouseCoopers LLP.

The section captioned "Portfolio managers" and sub-captioned "PACE Large Co Growth Equity Investments—J.P. Morgan Investment Management Inc., GQG Partners LLC and Polen Capital Management, LLC." and sub-sub-captioned "Polen Capital Management, LLC" on page 200 of the SAI is revised by replacing the first paragraph that section in its entirety with the following:

Dan Davidowitz, Brandon Ladoff, and Damon Ficklin are the portfolio managers primarily responsible for the day-to-day management of Polen's allocated portion of the fund's assets. The following tables provide information related to other accounts managed by the portfolio managers as of July 31, 2023 (in the case of Messrs. Davidowitz and Ladoff) or November 30, 2023 (in the case of Mr. Ficklin):

The same section of the SAI is revised by inserting the following as the last charts of that section:

Dan Davidowitz

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	9	2,694
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	5
Assets Managed (in millions)	$8,225	$6,141	$33,610
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$2,388

Brandon Ladoff

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	9	2,694
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	5
Assets Managed (in millions)	$8,225	$6,141	$33,610
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$2,388

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Damon Ficklin

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	2	643
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	1
Assets Managed (in millions)	$518	$781	$3,822
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$30	$199

The same section of the SAI is revised by replacing the last paragraph of that section in its entirety with the following:

Ownership of fund shares. As of July 31, 2023, Messrs. Davidowitz and Ladoff did not own shares of the fund. As of November 30, 2023, Mr. Ficklin did not own shares of the fund.

II. PACE® International Equity Investments

Effective immediately, the section captioned "Investment advisory arrangements" and sub-captioned "PACE International Equity Investments" on page 99 of the SAI is revised by replacing the second and third sentences of the second paragraph of that section with the following:

Los Angeles Capital is a California limited liability company founded in 2002 and is owned by key employees through its parent holding companies, LACM Holdings, Inc. and LACM Equity LLC (collectively, the "Parent Company"). Thomas D. Stevens, Chairman, holds a controlling equity interest in the Parent Company.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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